UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 1, 2012

NORTEL NETWORKS CORPORATION

(Exact name of registrant as specified in its charter)

CANADA	001-07260	98-0535482
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5945 AIRPORT ROAD, SUITE 360, MISSISSAUGA, ONTARIO, CANADA		L4V 1R9
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 905-863-6840

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 1, 2012, Jaylnn H. Bennett provided notice of her resignation as a Director of the registrant and its principal operating subsidiary, Nortel Networks Limited (“NNL”). Ms. Bennett’s resignation is not as a result of any disagreement with NNC or NNL, and is effective October 3, 2012 upon the issuance of an order on same date from the Ontario Superior Court of Justice (Order) further extending the powers of Ernst & Young Inc., the court-appointed monitor (Monitor) in Nortel’s creditor protection proceedings under the Companies’ Creditors Arrangement Act (CCAA) by authorizing and empowering (but not obligating) the Monitor to exercise any powers which may be properly exercised by a board of directors of NNC, its principal operating subsidiary Nortel Networks Limited and its other Canadian subsidiaries that filed for creditor protection under the CCAA. This follows Nortel’s announcement on August 9, 2012 that the Monitor, after taking into account several factors arising from the advanced stage of the CCAA proceedings, had determined the expense and resources required to comply with NNC and NNL’s quarterly and annual public reporting requirements could no longer be justified from the standpoint of the best interest of their creditors. Consequently, NNC and NNL will discontinue preparing and filing quarterly and annual financial statements and all other periodic disclosure documents under applicable Canadian and U.S. securities laws effective as of the filing deadlines for their third quarter reporting obligations, being November 14, 2012 in the United States and November 29, 2012 in Canada.

On October 2, 2012, Gregory R. Cote provided notice of his resignation as a Director of the registrant and its principal operating subsidiary, NNL. Mr. Cote’s resignation is not as a result of any disagreement with NNC or NNL, and is effective October 3, 2012 upon the issuance of an order on same date from the Ontario Superior Court of Justice (Order) further extending the powers of Ernst & Young Inc., the court-appointed monitor (Monitor) in Nortel’s creditor protection proceedings under the Companies’ Creditors Arrangement Act (CCAA) by authorizing and empowering (but not obligating) the Monitor to exercise any powers which may be properly exercised by a board of directors of NNC, its principal operating subsidiary Nortel Networks Limited and its other Canadian subsidiaries that filed for creditor protection under the CCAA. This follows Nortel’s announcement on August 9, 2012 that the Monitor, after taking into account several factors arising from the advanced stage of the CCAA proceedings, had determined the expense and resources required to comply with NNC and NNL’s quarterly and annual public reporting requirements could no longer be justified from the standpoint of the best interest of their creditors. Consequently, NNC and NNL will discontinue preparing and filing quarterly and annual financial statements and all other periodic disclosure documents under applicable Canadian and U.S. securities laws effective as of the filing deadlines for their third quarter reporting obligations, being November 14, 2012 in the United States and November 29, 2012 in Canada.

On October 1, 2012, David I. Richardson provided notice of his resignation as a Director of the registrant and its principal operating subsidiary, NNL. Mr. Richardson’s resignation is not as a result of any disagreement with NNC or NNL, and is effective October 3, 2012 upon the issuance of an order on same date from the Ontario Superior Court of Justice (Order) further extending the powers of Ernst & Young Inc., the court-appointed monitor (Monitor) in Nortel’s creditor protection proceedings under the Companies’ Creditors Arrangement Act (CCAA) by authorizing and empowering (but not obligating) the Monitor to exercise any powers which may be properly exercised by a board of directors of NNC, its principal operating subsidiary Nortel Networks Limited and its other Canadian subsidiaries that filed for creditor protection under the CCAA. This follows Nortel’s announcement on August 9, 2012 that the Monitor, after taking into account several factors arising from the advanced stage of the CCAA proceedings, had determined the expense and resources required to comply with NNC and NNL’s quarterly and annual public reporting requirements could no longer be justified from the standpoint of the best interest of their creditors. Consequently, NNC and NNL will discontinue preparing and filing quarterly and annual financial statements and all other periodic disclosure documents under applicable Canadian and U.S. securities laws effective as of the filing deadlines for their third quarter reporting obligations, being November 14, 2012 in the United States and November 29, 2012 in Canada.

On October 2, 2012, Allan Bifield provided notice of his resignation as Senior Vice-President, Corporate Services and Chief Financial Officer of the registrant and its principal operating subsidiary, NNL. Mr. Bifield’s resignation is not as a result of any disagreement with NNC or NNL, and is effective October 3, 2012 upon the issuance of an order on same date from the Ontario Superior Court of Justice (Order) further extending the powers of Ernst & Young Inc., the court-appointed monitor (Monitor) in Nortel’s creditor protection proceedings under the Companies’ Creditors Arrangement Act (CCAA) by authorizing and empowering (but not obligating) the Monitor to exercise any powers which may be properly exercised by a board of directors of NNC, its principal operating subsidiary Nortel Networks Limited and its other Canadian subsidiaries that filed for creditor protection under the CCAA. This follows Nortel’s announcement on August 9, 2012 that the Monitor, after taking into account several factors arising from the advanced stage of the CCAA proceedings, had determined the expense and resources required to comply with NNC and NNL’s quarterly and annual public reporting requirements could no longer be justified from the standpoint of the best interest of their creditors. Consequently, NNC and NNL will discontinue preparing and filing quarterly and annual financial statements and all other periodic disclosure documents under applicable Canadian and U.S. securities laws effective as of the filing deadlines for their third quarter reporting obligations, being November 14, 2012 in the United States and November 29, 2012 in Canada.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release issued by the registrant on October 3, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTEL NETWORKS CORPORATION

BY:	/S/ ANNA VENTRESCA
Anna Ventresca Authorized Representative

Dated: October 3, 2012

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by the registrant on October 3, 2012.